                   Morgan Stanley Convertible Securities Trust
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Millen  11/9/    -     $100.0 235,000  1,050,    0.47%  0.06%   Morgan  JPMorg
 nium     06             0      ,000     000                    Stanle    an
Pharma                                                            y,     Chase
ceutic                                                          JPMorg
  als                                                             an
 Inc.

                                                                Morgan
                                                                Stanle
 AGCO   11/29    -     $100.0 $175,00    350     0.20%  0.02%     y,    Goldma
Corpor   /06             0     0,000                            Goldma     n
 ation                                                            n,     Sachs
                                                                Sachs
                                                                & Co.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Rabo
                                                                Securi
                                                                 ties
                                                                 USA,
                                                                 Inc.

                                                                Citigr
                                                                 oup,
 Ford   12/06    -     $100.0 $4,500,   5,250    0.12%  0.30%   Goldma  Citigr
 Motor   /06             0      000                               n,      oup
  Co.                                                           Sachs
 Note                                                           & Co.,
4.250%                                                          JPMorg
  due                                                            an,
12/15/                                                          Deutsc
  36                                                              he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, BNP
                                                                PARIBA
                                                                  S
                                                                Citigr
                                                                 oup,
  ON    12/12    -     $100.0 $484,00    700     0.15%  0.04%   Morgan  Citigr
Semico   /06             0     0,000                            Stanle    oup
nducto                                                            y,
r Corp                                                          Credit
2.625%                                                          Suisse
  due                                                             ,
12/15/                                                          Friedm
  26                                                              an
                                                                Billin
                                                                  gs
                                                                Ramsey
                                                                 & Co
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                Pierce
                                                                Fenner
                                                                & Smit

                                                                JPMorg
Cadenc  12/14    -     $100.0 $250,00    700     0.28%  0.04%    an,    Merril
   e     /06             0     0,000                            Merril     l
Design                                                            l      Lynch
1.375%                                                          Lynch
  due                                                           & Co.,
12/15/                                                          Morgan
  11                                                            Stanle
                                                                  y

                                                                JPMorg
Cadenc  12/14    -     $100.0 $250,00  1,300,    0.28%  0.04%    an,    Merril
   e     /06             0     0,000     000                    Merril     l
Design                                                            l      Lynch
 1.50%                                                          Lynch
  due                                                           & Co.,
12/15/                                                          Morgan
  13                                                            Stanle
                                                                  y
                                                                Deutsc
                                                                  he
Headwa  1/17/    -     $100.0 $160,00  700,00    0.44%  0.04%    Bank   JPMorg
 ters     07             0     0,000      0                     Securi    an
 Inc.                                                            ties
 Note                                                           Inc.,
 2.50%                                                          JPMorg
2/1/20                                                           an,
  14                                                            Morgan
                                                                Stanle
                                                                  y,
                                                                Canacc
                                                                 ord
                                                                Adams
                                                                Inc.,
                                                                Stephe
                                                                  ns
                                                                Inc.,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.
                                                                Citigr
Stanle  3/14/    -     $1000. $330,00   1,650    0.50%  0.98%    oup,   Citigr
   y      07             00   0,000,0                            Banc     oup
 Works                           00                               of
  Pfd                                                           Americ
6.975%                                                            a
5/17/2                                                          Securi
  012                                                            ties
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 HSBC
                                                                 Bank
                                                                 USA
                                                                Merril
                                                                  l
Freepo  3/22/  25,000  $100.0 $2,875,  51,000    0.18%  3.02%   Lynch   Merril
  rt      07    ,000     0    000,000                           & Co.,     l
McMora                                                          JPMorg   Lynch
   n                                                             an,
Copper                                                          Morgan
& Gold                                                          Stanle
  PFD                                                           y, UBS
6.750%                                                          Invest
  due                                                            ment
5/1/20                                                          Bank,
  10                                                            HSBC,
                                                                Scotia
                                                                Capita
                                                                  l
                                                                Citigr
                                                                 oup,
Nortel  3/23/    -     $100.0 $575,00  1,700,    0.30%  1.01%   Credit  Citigr
Networ    07             0     0,000     000                    Suisse    oup
  ks                                                            , ABN
 Corp                                                           Amro,
2.125%                                                           Bear
  due                                                           Stearn
4/15/2                                                           s &
  012                                                            Co.
                                                                Inc.,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Intern
                                                                ationa
                                                                  l,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s PLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Domini
                                                                  on
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Securi
                                                                 ties
                                                                 LLC
                                                                Citigr
                                                                 oup,
Nortel  3/23/    -     $100.0 $575,00  1,700,    0.30%  1.01%   Credit  Citigr
Networ    07             0     0,000     000                    Suisse    oup
  ks                                                            , ABN
 Corp                                                           Amro,
2.125%                                                           Bear
  due                                                           Stearn
4/15/2                                                           s &
  012                                                            Co.
                                                                Inc.,
                                                                 BMO
                                                                Nesbit
                                                                  t
                                                                Burns
                                                                Intern
                                                                ationa
                                                                  l,
                                                                 CIBC
                                                                World
                                                                Market
                                                                s PLC,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties
                                                                Inc.,
                                                                JPMorg
                                                                  an
                                                                Securi
                                                                ties,
                                                                Lazard
                                                                 LLC,
                                                                Morgan
                                                                Stanle
                                                                y, RBC
                                                                Domini
                                                                  on
                                                                Securi
                                                                ties,
                                                                 UBS
                                                                Securi
                                                                 ties
                                                                 LLC